Exhibit 99.1

NEWS RELEASE

NCR Voyix Completes Sale of Digital Banking Business

ATLANTA – September 30, 2024 – NCR Voyix Corporation (NYSE: VYX) (“NCR Voyix” or the “Company”) announced today the completion of the previously announced sale of its Digital Banking business to Veritas Capital for a purchase price of $2.45 billion in cash plus future additional contingent consideration of up to $100 million.

“The completion of this transaction represents a significant step forward for the Company as we narrow our focus on our core restaurant and retail businesses to drive enhanced long-term value for shareholders,” said David Wilkinson, CEO of NCR Voyix.

“As a part of NCR Voyix, we were able to significantly scale our fully integrated digital-first platform and industry-leading portfolio over the last several years and emerge as the market leader in our space,” said Brendan Tansill, CEO of Candescent. “We look forward to continuing our growth journey as we expand our value proposition as a standalone company under our new brand, Candescent.”

About NCR Voyix

NCR Voyix Corporation (NYSE: VYX) is a leading global provider of digital commerce solutions for the retail and restaurant industries. NCR Voyix empowers retailers and restaurants to transform their customers experiences through a comprehensive cloud-based platform and extensive services capabilities. Headquartered in Atlanta, Georgia, it serves customers in more than 30 countries.

About Candescent

Candescent is the largest independent digital banking platform in the United States. With a comprehensive, digital-first product suite, Candescent seeks to elevate the success of our financial institution customers by delivering a seamless experience across the digital and physical banking channels. Candescent currently serves more than 1,300 financial institutions representing more than 29 million registered users. For more information, visit www.candescent.com.

Forward Looking Statements

This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “target,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the Company’s business following the sale of its digital banking business. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results, levels of activity, performance or achievements to differ materially from those contemplated in these forward-looking statements. Investors and others are cautioned not to place undue reliance on forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include our ability to achieve some or all of the expected benefits of the transaction and the other risks and uncertainties further described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, and in the Company’s subsequent Quarterly Reports on Form 10-Q, as well as in the Company’s other reports filed with or furnished to the U.S. Securities and Exchange Commission, available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. These forward-looking statements speak only as of the date of this press release or as of the date to which they refer, and NCR Voyix assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

News Media Contact

media.relations@ncrvoyix.com

Investor Contact

Alan Katz

alan.katz@ncrvoyix.com

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